Exhibit 99.1

Media contact:	Investor/analyst contact:
Bobbie Egan	Chris Berry
Media Relations Manager	Managing Director of Investor Relations
(206) 392-5134	(206) 392-5260

FOR IMMEDIATE RELEASE	July 21, 2011

ALASKA AIR GROUP REPORTS RECORD ADJUSTED SECOND QUARTER RESULTS

Second quarter highlights:

•
Record second quarter net income, excluding special items, of $89.6 million, or $2.44 per diluted share, compared to net income of $84.0 million, or $2.29 per diluted share, reported in the second quarter of 2010. This quarter's results compare to a First Call mean estimate of $2.44 per share.

•	Net income under Generally Accepted Accounting Principles (GAAP) of $28.8 million, or $0.78 per diluted share, compared to net income of $58.6 million, or $1.60 per diluted share, in 2010.

•	13.7 percent improvement in revenues compared to the second quarter of 2010, which covered the 48.5 percent increase in economic fuel costs.

•	Ranked "Highest in Customer Satisfaction Among Traditional Network Carriers" in 2011 by J.D. Power and Associates for the fourth year in a row.

•	Non-fuel unit costs reduced by 3.1 percent.

•	Employee productivity improved 5.5 percent compared to the second quarter of 2010.

•	Saved $16.5 million on fuel hedge contracts that settled in the second quarter.

•	Held $1.2 billion in unrestricted cash and marketable securities as of June 30, 2011.

•	Adjusted debt-to-total capitalization ratio of 63 percent, lowest level since 1999.

•	Twelve-month return on invested capital of 11.5 percent.

•	Beginning May 14, 2011, SkyWest Airlines began flying certain regional routes under a capacity purchase arrangement with Alaska Airlines.

•	Alaska Airlines held the No. 1 spot in U.S. Department of Transportation on-time performance among the 10 largest U.S. airlines for the twelve months ending in May 2011.

•	Board authorized a new $50 million share repurchase program in late June. Since 2007, Air Group has repurchased approximately 7.6 million shares.
SEATTLE - Alaska Air Group, Inc. (NYSE: ALK) today reported second quarter 2011 net income of $28.8 million, or $0.78 per diluted share, compared to net income of $58.6 million, or $1.60 per diluted share, in the second quarter of 2010. Excluding mark-to-market fuel hedge losses of $70.9 million ($44.1 million after tax, or $1.21 per diluted share) and fleet transition costs of $26.8 million ($16.7 million after tax, or $0.45 per diluted share), the company reported record second quarter 2011 net income of $89.6 million, or $2.44 per diluted share, compared to net income of $84.0 million, or $2.29 per diluted share, excluding special items in the second quarter of 2010.

"I am pleased to report our fifth consecutive record quarterly adjusted profit, in spite of a nearly 50 percent rise in our economic fuel costs," Chairman and CEO Bill Ayer said. "Passenger revenues improved by $128 million, both through higher load factors and fares, covering the increased cost of fuel. I couldn't be more proud of our team for our record-breaking financial and operational performance in such a challenging environment. And we're especially honored that Alaska was awarded its fourth consecutive J.D. Power award. I want to give a huge thanks to our folks who are working hard every day to take care of customers."
The following table reconciles the company's adjusted net income and earnings per diluted share (EPS) during the second quarters of 2011 and 2010 to amounts as reported in accordance with GAAP (in millions except per-share amounts):

	Three Months Ended June 30,
	2011		2010
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding the items noted below:	$89.6	$2.44	$84.0	$2.29
Fleet transition costs, net of tax	(16.7)	(0.45)	(2.1)	(0.06)
Adjustments to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting, net of tax	(44.1)	(1.21)	(23.3)	(0.63)
Reported GAAP amounts	$28.8	$0.78	$58.6	$1.60

Statistical data, as well as a reconciliation of the reported non-GAAP financial measures, can be found in the accompanying tables. A glossary of financial terms can be found on page 4 of this release.

A conference call regarding the second quarter results will be simulcast via the Internet at 8:30 a.m. Pacific time on July 21, 2011. It can be accessed through the company's Web site at alaskaair.com/investors. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at alaskaair.com/investors.

References in this news release to “Air Group,” “company,” “we,” “us” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”
This news release may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by any forward-looking statements. For a comprehensive discussion of potential risk factors, see Item 1A of the company's Annual Report on Form 10-K for the year ended December 31, 2010. Some of these risks include general economic conditions, increases in operating costs including fuel, competition, labor costs and relations, our significant indebtedness, inability to meet cost reduction goals, seasonal fluctuations in our financial results, an aircraft accident, and changes in laws and regulations. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.

###

Alaska Airlines and Horizon Air, subsidiaries of Alaska Air Group (NYSE: ALK), together serve more than 90 cities through an expansive network in Alaska, the Lower 48, Hawaii, Canada and Mexico. Alaska Airlines ranked “Highest in Customer Satisfaction Among Traditional Network Carriers” in the J.D. Power and Associates 2008, 2009, 2010 and 2011 North America Airline Satisfaction StudiesSM. For reservations, visit alaskaair.com. For more news and information, visit the Alaska Airlines/Horizon Air Newsroom at alaskaair.com/newsroom.

Glossary of Terms

ASM - available seat miles, or “capacity” - represents total seats available across the fleet multiplied by the number of miles flown

RPM - revenue passenger miles, or “traffic” - the number of those available seats that were filled with paying passengers; one passenger traveling one mile is one RPM

RASM - total operating revenue divided by ASMs; operating revenue includes all passenger revenue, freight & mail, Mileage Plan, and other ancillary revenue; commonly called “unit revenue” and represents the average total revenue for flying one seat one mile

PRASM - passenger revenue per ASM; commonly called “passenger unit revenue”

Yield - passenger revenue per RPM; this represents the average revenue for flying one passenger one mile

CASM - total operating costs per ASM; this represents all operating expenses including fuel and special items; commonly called “unit cost”

CASMex - operating costs excluding fuel and special items per ASM; this metric is used to help track progress toward reduction of non-fuel operating costs since fuel is largely out of our control

Economic fuel - best estimate of the cash cost of fuel, net of the impact of our fuel-hedging program

Mainline - represents flying on Alaska jets and all associated revenues and costs

Regional - represents operations whereby Horizon, SkyWest, and another small carrier in the state of Alaska fly certain routes for Alaska using Horizon's or the other carrier's fleets

Diluted Earnings per Share - represents earnings per share using fully diluted shares outstanding

Diluted Shares - represents the total number of shares that would be outstanding if all possible sources of conversion, such as stock options, were exercised

Productivity - represents the number of revenue passengers per full-time equivalent employee

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended June 30,			Six Months Ended June 30,
(in millions, except per share amounts)	2011	2010	Change	2011	2010	Change
Operating Revenues:
Passenger
Mainline	$819.9	$702.3	16.7%	$1,522.3	$1,289.3	18.1%
Regional	194.3	183.5	5.9%	370.8	348.9	6.3%
Total passenger revenue	1,014.2	885.8	14.5%	1,893.1	1,638.2	15.6%
Freight and mail	29.1	28.1	3.6%	54.0	51.1	5.7%
Other - net	66.9	62.3	7.4%	128.3	116.5	10.1%
Total Operating Revenues	1,110.2	976.2	13.7%	2,075.4	1,805.8	14.9%

Operating Expenses:
Wages and benefits	242.8	239.6	1.3%	492.1	478.9	2.8%
Variable incentive pay	17.9	21.6	(17.1)%	34.3	39.5	(13.2)%
Aircraft fuel, including hedging gains and losses	393.8	255.0	54.4%	588.3	462.3	27.3%
Aircraft maintenance	49.1	53.8	(8.7)%	102.4	110.8	(7.6)%
Aircraft rent	29.0	35.4	(18.1)%	59.5	72.4	(17.8)%
Landing fees and other rentals	59.9	57.9	3.5%	117.8	113.8	3.5%
Contracted services	50.3	41.1	22.4%	93.8	80.7	16.2%
Selling expenses	45.8	38.2	19.9%	85.6	71.8	19.2%
Depreciation and amortization	61.7	58.0	6.4%	122.0	114.2	6.8%
Food and beverage service	17.1	14.3	19.6%	32.2	26.6	21.1%
Other	58.2	48.2	20.7%	118.9	96.0	23.9%
Fleet transition costs	26.8	3.4	NM	36.9	3.4	NM
Total Operating Expenses	1,052.4	866.5	21.5%	1,883.8	1,670.4	12.8%
Operating Income	57.8	109.7	(47.3)%	191.6	135.4	41.5%

Nonoperating Income (Expense):
Interest income	6.3	7.7	(18.2)%	13.9	15.1	(7.9)%
Interest expense	(20.0)	(26.3)	(24.0)%	(43.4)	(51.9)	(16.4)%
Interest capitalized	1.6	1.6	NM	3.4	3.3	3.0%
Other - net	1.3	1.3	NM	2.2	2.3	(4.3)%
	(10.8)	(15.7)	(31.2)%	(23.9)	(31.2)	(23.4)%
Income Before Income Tax	47.0	94.0	(50.0)%	167.7	104.2	60.9%
Income tax expense	18.2	35.4	(48.6)%	64.7	40.3	60.5%
Net Income	$28.8	$58.6	(50.9)%	$103.0	$63.9	61.2%

Basic Earnings Per Share:	$0.80	$1.64		$2.86	$1.79
Diluted Earnings Per Share:	$0.78	$1.60		$2.80	$1.74
Shares Used for Computation:
Basic	35.983	35.698		35.988	35.683
Diluted	36.737	36.697		36.775	36.631

NM = Not Meaningful

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
Alaska Air Group, Inc.

(in millions)	June 30, 2011	December 31, 2010

Cash and marketable securities	$1,153.5	$1,208.2

Total current assets	1,675.7	1,662.0
Property and equipment-net	3,249.9	3,117.1
Other assets	308.2	237.5
Total assets	$5,233.8	$5,016.6

Current liabilities	$1,628.0	$1,424.7
Long-term debt	1,154.9	1,313.0
Other liabilities and credits	1,244.4	1,173.5
Shareholders' equity	1,206.5	1,105.4
Total liabilities and shareholders' equity	$5,233.8	$5,016.6

Debt to Capitalization, adjusted for operating leases	63%:37%	67%:33%

Number of common shares outstanding	36.063	35.924

OPERATING STATISTICS SUMMARY (unaudited)
Alaska Air Group, Inc.
	Three Months Ended June 30,						Six Months Ended June 30,
Mainline Operating Statistics:	2011		2010		Change		2011		2010		Change
Revenue passengers (000)	4,533		4,170		8.7%		8,640		7,811		10.6%
RPMs (000,000) "traffic"	5,697		5,072		12.3%		10,976		9,544		15.0%
ASMs (000,000) "capacity"	6,702		6,112		9.7%		13,055		11,653		12.0%
Passenger load factor	85.0%		83.0%		2.0	pts	84.1%		81.9%		2.2	pts
Yield per passenger mile	14.39	¢	13.85	¢	3.9%		13.87	¢	13.51	¢	2.7%
Passenger revenue per ASM (PRASM)	12.23	¢	11.49	¢	6.4%		11.66	¢	11.06	¢	5.4%
Operating revenue per ASM (RASM)	13.62	¢	12.92	¢	5.4%		13.01	¢	12.45	¢	4.5%
CASM excluding fuel(f)	7.44	¢	7.79	¢	(4.5)%		7.63	¢	8.08	¢	(5.6)%
Economic fuel cost per gallon(b)	$3.27		$2.30		42.2%		$3.07		$2.28		34.6%
Fuel gallons (000,000)	87.1		79.6		9.4%		170.2		151.9		12.0%
Average number of full-time equivalent employees	8,899		8,621		3.2%		8,892		8,579		3.6%
Aircraft utilization (blk hrs/day)	10.5		10.0		5.0%		10.5		9.7		8.2%
Average aircraft stage length (miles)	1,104		1,076		2.6%		1,111		1,072		3.6%
Mainline operating fleet at period-end	117		116		1	a/c	117		116		1	a/c

Regional Operating Statistics:(c)
RPMs (000,000) "traffic"	596		634		(6.0)%		1,170		1,210		(3.3)%
ASMs (000,000) "capacity"	767		853		(10.1)%		1,526		1,662		(8.2)%
Passenger load factor	77.7%		74.3%		3.4	pts	76.7%		72.8%		3.9	pts
Passenger revenue per ASM (PRASM)	25.33	¢	21.51	¢	17.8%		24.30	¢	20.99	¢	15.8%

Consolidated Operating Statistics:(d)
Revenue passengers (000)	6,246		5,875		6.3%		11,998		11,100		8.1%
RPMs (000,000) "traffic"	6,293		5,706		10.3%		12,146		10,754		12.9%
ASMs (000,000) "capacity"	7,469		6,965		7.2%		14,581		13,315		9.5%
Passenger load factor	84.3%		81.9%		2.4	pts	83.3%		80.8%		2.5	pts
Passenger revenue per ASM (PRASM)	13.58	¢	12.72	¢	6.8%		12.98	¢	12.30	¢	5.5%
Operating revenue per ASM (RASM)	14.86	¢	14.02	¢	6.0%		14.23	¢	13.56	¢	4.9%
CASM excluding fuel and fleet transition costs(a)(f)	8.46	¢	8.73	¢	(3.1)%		8.63	¢	9.05	¢	(4.6)%
Economic fuel cost per gallon(b)	$3.27		$2.30		42.2%		$3.07		$2.28		34.6%
Fuel gallons (000,000)	98.6		94.3		4.6%		194.9		180.8		7.8%
Average number of full-time equivalent employees	11,807		11,717		0.8%		11,846		11,707		1.2%

Horizon Air Operating Statistics:(e)
ASMs (000,000) "capacity"	691		833		(17.0)%		1,433		1,626		(11.9)%
CASM excluding fuel(f)	12.13	¢	14.84	¢	NM	(a)	12.14	¢	15.25	¢	NM	(a)
(a)    See page 9 for a reconciliation of this non-GAAP measure.
(b)    See page 10 for a reconciliation of economic fuel cost.
(c)    Data presented includes information related to flights operated by Horizon Air and third-party carriers.
(d)    Except for revenue passengers, fuel gallons and full-time equivalent employees, data includes information related to third-party regional capacity purchase flying arrangements.
(e)    Data presented separately for information purposes and is included in Regional Operating Statistics.
(f)    See Note A on page 11 for a discussion of why these measures may be important to investors.

ALASKA AIRLINES NON-GAAP FINANCIAL DATA (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in millions)	2011	2010	2011	2010
Operating Revenues:
Passenger
Mainline	$819.9	$702.3	$1,522.3	$1,289.3
Regional	194.3	82.6	370.8	158.7
Total passenger revenue	1,014.2	784.9	1,893.1	1,448.0
Other revenue	94.1	87.6	178.0	162.1
Total Operating Revenues	1,108.3	872.5	2,071.1	1,610.1

Operating Expenses:
Mainline operating expenses, excluding fuel	498.4	476.4	996.1	941.7
Mainline economic fuel(a)	285.2	182.9	523.6	345.3
Regional expense - paid to Horizon Air under CPA	93.5	67.4	188.1	133.8
Other regional operating expense, excluding fuel	48.3	6.9	86.6	13.0
Regional economic fuel(a)	37.7	—	75.8	—
Total Adjusted Operating Expenses(b)	963.1	733.6	1,870.2	1,433.8
	145.2	138.9	200.9	176.3
Nonoperating Expense	(6.9)	(10.8)	(15.8)	(21.7)
Adjusted Income before Income Tax(b)	$138.3	$128.1	$185.1	$154.6

HORIZON AIR NON-GAAP FINANCIAL DATA (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in millions)	2011	2010	2011	2010
Operating Revenues:
Passenger
Brand revenue	$—	$100.9	$—	$190.2
Revenue from CPA with Alaska Airlines	93.5	67.4	188.1	133.8
Total passenger revenue	93.5	168.3	188.1	324.0
Other revenue	1.9	2.8	4.3	5.5
Total Operating Revenues	95.4	171.1	192.4	329.5

Operating Expenses:
Landing fees, rents & selling expenses(c)	—	30.6	—	61.0
All other non-fuel operating expenses	83.8	93.0	174.0	187.0
Non-fuel operating expenses	83.8	123.6	174.0	248.0
Economic fuel costs(a)	—	34.5	—	66.9
Total Adjusted Operating Expenses(b)	83.8	158.1	174.0	314.9
	11.6	13.0	18.4	14.6
Nonoperating expense	(4.2)	(4.8)	(8.1)	(9.4)
Adjusted Income Before Income Tax(b)	7.4	8.2	10.3	5.2
(a)    See page 10 for a reconciliation of economic fuel cost.
(b)    See Note A on page 11 for a discussion about why this measure may be important to investors. "Adjusted" refers to these measures excluding certain items. See page 9 and 10 for reconciliation between adjusted amounts and the most directly comparable GAAP amount.
(c)    See Note B on page 11 for a discussion regarding Horizon Air's CPA agreement with Alaska Airlines.

ALASKA AIR GROUP CONSOLIDATED FINANCIAL AND STATISTICAL DATA (unaudited)

Reconciliation of operating revenues:
	Three Months Ended June 30,				Six Months Ended June 30,
	2011		2010		2011		2010
Alaska Airlines operating revenues	$1,108.3		$872.5		$2,071.1		$1,610.1
Horizon Air operating revenues	95.4		171.1		192.4		329.5
Elimination of intercompany revenue	(93.5)		(67.4)		(188.1)		(133.8)
Consolidated operating revenues	$1,110.2		$976.2		$2,075.4		$1,805.8

Reconciliation of operating expenses:
	Three Months Ended June 30,				Six Months Ended June 30,
	2011		2010		2011		2010
Alaska Airlines adjusted operating expenses	$963.1		$733.6		$1,870.2		$1,433.8
Horizon Air adjusted operating expenses	83.8		158.1		174.0		314.9
Parent company expenses	1.3		1.2		1.9		2.0
Intercompany eliminations	(93.5)		(67.4)		(188.1)		(133.8)
Adjusted consolidated operating expenses	954.7		825.5		1,858.0		1,616.9
Fleet transition costs	26.8		3.4		36.9		3.4
Mark-to-market fuel-hedge (gains) losses	70.9		37.6		(11.1)		50.1
Consolidated operating expenses - GAAP	$1,052.4		$866.5		$1,883.8		$1,670.4

Reconciliation of income before income taxes:
	Three Months Ended June 30,				Six Months Ended June 30,
	2011		2010		2011		2010
Alaska Airlines adjusted income before income taxes	$138.3		$128.1		$185.1		$154.6
Horizon Air adjusted income before income taxes	7.4		8.2		10.3		5.2
Parent company income	(1.0)		(1.3)		(1.9)		(2.1)
Adjusted income before income taxes	144.7		135.0		193.5		157.7
Fleet transition costs	(26.8)		(3.4)		(36.9)		(3.4)
Mark-to-market fuel-hedge gains (losses)	(70.9)		(37.6)		11.1		(50.1)
Income before income taxes - GAAP	$47.0		$94.0		$167.7		$104.2

Reconciliation of consolidated CASM, excluding fuel:
	Three Months Ended June 30,				Six Months Ended June 30,
	2011		2010		2011		2010
Adjusted consolidated operating expenses	$954.7		$825.5		$1,858.0		$1,616.9
Less: economic fuel	322.9		217.4		599.4		412.2
Adjusted consolidated operating expenses, excluding fuel	$631.8		$608.1		$1,258.6		$1,204.7
Consolidated ASMs	7,469		6,965		14,581		13,315
CASM, excluding fuel and fleet transition costs	8.46	¢	8.73	¢	8.63	¢	9.05	¢

FUEL RECONCILIATIONS (unaudited)
Alaska Air Group, Inc.

(in millions, except for per gallon amounts)	Three Months Ended June 30,
	2011		2010
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$339.4	$3.44	$222.9	$2.36
Minus gains, or plus the losses, during the period on settled hedges	(16.5)	(0.17)	(5.5)	(0.06)
Economic fuel expense	$322.9	$3.27	$217.4	$2.30
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	70.9	0.72	37.6	0.40
GAAP fuel expense	$393.8	$3.99	$255.0	$2.70
Fuel gallons	98.6		94.3

(in millions, except for per gallon amounts)	Six Months Ended June 30,
	2011		2010
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$628.4	$3.22	$418.1	$2.31
Minus gains, or plus the losses, during the period on settled hedges	(29.0)	(0.15)	(5.9)	(0.03)
Economic fuel expense	$599.4	$3.07	$412.2	$2.28
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	(11.1)	(0.06)	50.1	0.28
GAAP fuel expense	$588.3	$3.01	$462.3	$2.56
Fuel gallons	194.9		180.8

Breakout of Fuel Expense:
(in millions, except for per gallon amounts)	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Mainline economic fuel expense	$285.2	$182.9	$523.6	$345.3
Regional economic fuel expense	37.7	34.5	75.8	66.9
Consolidated economic fuel expense	$322.9	$217.4	$599.4	$412.2

Mainline Economic Cost per Gallon Reconciliation:
(in millions, except for per gallon amounts)	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Mainline economic fuel expense	$285.2	$182.9	$523.6	$345.3
Mainline fuel gallons	87.1	79.6	170.2	151.9
Mainline economic cost per gallon	$3.27	$2.30	$3.07	$2.28

Note A: Pursuant to Regulation G, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of these non-GAAP financial measures may be important to investors for the following reasons:

•
By eliminating fuel expense and certain special items from our cost and unit cost metrics, we believe that we have better visibility into the results of our non-fuel cost-reduction initiatives. Our industry is highly competitive and is characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company-specific cost drivers such as labor rates and productivity, airport costs, maintenance costs, etc., which are more controllable by management.

•
Cost per ASM (CASM) excluding fuel and certain special items is one of the most important measures used by management and by the Air Group Board of Directors in assessing quarterly and annual cost performance.

•
Adjusted Income before Income Taxes and CASM excluding fuel (and other items as specified in our plan documents) are important metrics for the employee incentive plan that covers all Air Group employees.

•
CASM excluding fuel and certain special items is a measure commonly used by industry analysts, and we believe it is the basis by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from investors.

•
Disclosure of the individual impact of certain noted items provides investors the ability to measure and monitor performance both with and without these special items. We believe that disclosing the impact of certain items, such as fleet transition costs, is important because it provides information on significant items that are not necessarily indicative of future performance. Industry analysts and investors consistently measure our performance without these items for better comparability between periods and among other airlines.

•
Although we disclose our passenger unit revenues, we do not (nor are we able to) evaluate unit revenues excluding the impact that changes in fuel costs have had on ticket prices. Fuel expense represents a large percentage of our total operating expenses. Fluctuations in fuel prices often drive changes in unit revenues in the mid-to-long term. Although we believe it is useful to evaluate non-fuel unit costs for the reasons noted above, we would caution readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability because of the significant impact of fuel costs on our business.

Note B: Air Group's operations are treated as an integrated route network intended to maximize the results of the company. However, the Company has historically had two primary operating and reporting segments, consisting of Alaska Airlines and Horizon Air, for which separate financial information is available and regularly evaluated by our chief operating decision maker in deciding how to allocate resources and assess performance.

Alaska operates a fleet of passenger jets ("mainline operations") and contracts with affiliated (Horizon) and non-affiliated third party carriers for regional capacity under which Alaska receives all passenger revenue from those flights. Horizon operates a fleet of turboprop and regional jet aircraft and sells all of its capacity to Alaska pursuant to a capacity purchase arrangement (the Horizon CPA). The Horizon CPA reflects what the Company believes are current market rates received by other regional carriers for similar flying. Amounts paid by Alaska to Horizon are available to pay for various Horizon operating expenses such as crew expenses, maintenance, and aircraft ownership costs.

Effective January 1, 2011, Horizon's business model changed such that 100% of its capacity is sold to Alaska under the Horizon CPA. As is typical for similar arrangements, certain costs such landing fees, selling and distribution costs, and fuel costs directly related to regional flights operated by Horizon are now recorded by Alaska. Because of this change, Horizon's revenues and expenses and Alaska's Regional revenues and expenses have changed significantly on a year over year basis.

All inter-company revenues and expenses are eliminated in consolidated, and these changes have no impact on our consolidated results.